UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2007

CDW CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Illinois	0-21796	36-3310735
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 N. Milwaukee Ave., Vernon Hills, Illinois 60061

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a – 12 under the Exchange Act (17 CFR 240.14a – 12)

☐	Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d(b))

☐	Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e – 4(c))

Item 8.01.	Other Events.

On July 13, 2007, CDW Corporation (“CDW”) issued a press release announcing that it has scheduled a special meeting of shareholders on August 9, 2007 to vote on a proposal to approve the previously announced merger agreement providing for the acquisition of CDW by an affiliate of Madison Dearborn Partners, LLC. A copy of the press release is attached hereto as Exhibit 99.1.

Also on July 13, 2007, CDW filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) containing information about the merger agreement and the special meeting of shareholders. Commencing July 16, 2007, CDW will mail the definitive proxy statement and proxy card to CDW’s shareholders of record.

CDW was notified on July 13, 2007 by the Federal Trade Commission of early termination of the 30-day waiting period required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 for approval of the proposed merger of CDW with an affiliate of Madison Dearborn Partners, LLC.

Where You Can Find Additional Information

In connection with the proposed merger between CDW and an affiliate of Madison Dearborn Partners LLC, CDW filed with the SEC, and is furnishing to its shareholders, a definitive proxy statement soliciting proxies for the meeting of its shareholders to be held with respect to the Merger. CDW SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT CAREFULLY BECAUSE IT CONTAINS IMPORTANT INFORMATION. CDW shareholders and other interested parties can obtain, without charge, a copy of the proxy statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. CDW shareholders and other interested parties can also obtain, without charge, a copy of the proxy statement and other relevant documents by directing a request by mail or telephone to CDW Corporation, 200 N. Milwaukee Ave., Vernon Hills, Illinois 60061, Attention: Corporate Secretary, telephone: (847) 465-6000, or from CDW’s website, http://www.cdw.com.

CDW and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from shareholders of CDW with respect to the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies is set forth in the definitive proxy statement described above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release Announcing Date for Special Meeting of Shareholders, dated July 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2007	CDW CORPORATION

	By:	/s/ Christine A. Leahy
Christine A. Leahy
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release Announcing Date for Special Meeting of Shareholders, dated July 13, 2007